                                  SCHEDULE 14A

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      /X/        Definitive proxy statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or Rule
                 14a-12
      / /        Confidential, For Use of the Commission Only (as permitted by
                 Rule 14a-6(e)(2)

               METROMEDIA INTERNATIONAL GROUP, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified in its Charter)

Payment of filing fee (Check the appropriate box):

/X/        No Fee Required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11
           1)   Title of each class of securities to which transaction
                applies:
                ----------------------------------------------------------
           2)   Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           3)   Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11:
                ----------------------------------------------------------
           4)   Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           5)   Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is off set as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the off setting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           1)   Amount Previously Paid:
                ----------------------------------------------------------
           2)   Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           3)   Filing Party:
                ----------------------------------------------------------
           4)   Date Filed:
                ----------------------------------------------------------

                      METROMEDIA INTERNATIONAL GROUP, INC.
                             ONE MEADOWLANDS PLAZA

[LOGO]
                     EAST RUTHERFORD, NEW JERSEY 07073-2137

                                          April 27, 2000

Dear Stockholder:

    On behalf of the Board of Directors, I wish to extend to you a cordial invitation to attend the Annual Meeting of Stockholders of Metromedia International Group, Inc., which will be held on Wednesday, May 17, 2000 on the Concourse Level at 1285 Avenue of the Americas, New York, New York 10019 at 10:00 a.m., Eastern Daylight time. I look forward to greeting as many stockholders as possible at the Annual Meeting.

    At the Annual Meeting, you will be asked to vote on the following proposals:
(i) to elect three Class II Directors for a three year term ending in the year 2003; (ii) to ratify the selection of KPMG LLP as our independent accountants for the year ending December 31, 2000; and (iii) to consider and vote upon a proposal submitted by one of our stockholders to amend our certificate of incorporation to allow stockholders to take action by written consent, and to call special meetings; and (iv) to vote on any other matters that may properly come before the Annual Meeting.

    It is important that your shares be represented at the Annual Meeting, whether or not you are able to attend. Accordingly, you are urged to sign, date and mail the enclosed proxy promptly. If you later decide to attend the Annual Meeting, you may revoke your proxy and vote in person.

    Thank you for your time and consideration.

                                          Sincerely,

                                          /s/ Stuart Subotnick

                                          Stuart Subotnick
                                          VICE CHAIRMAN, PRESIDENT AND
                                          CHIEF EXECUTIVE OFFICER

                      METROMEDIA INTERNATIONAL GROUP, INC.
                             ONE MEADOWLANDS PLAZA
                     EAST RUTHERFORD, NEW JERSEY 07073-2137
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 17, 2000
                            ------------------------

                             TO THE STOCKHOLDERS OF
                     METROMEDIA INTERNATIONAL GROUP, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Metromedia International Group, Inc., a Delaware corporation, will be held on May 17, 2000, at 10:00 a.m., Eastern Daylight time, on the Concourse Level, 1285 Avenue of the Americas, New York, New York 10019 for the purpose of considering and acting upon the following:

    1. The election of three members to our Board of Directors to serve a three-year term as Class II Directors.

    2. The ratification of the selection of KPMG LLP as our independent accountants for the year ending December 31, 2000.

    3. The proposal submitted by one of our stockholders to amend our certificate of incorporation to allow stockholders to take action by written consent and to call special meetings; and

    4. The transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

    The Board of Directors is not aware of any other business that will be presented for consideration at the Annual Meeting.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH OF PROPOSALS NO. 1 AND NO. 2 AND "AGAINST" PROPOSAL NO. 3 TO BE PRESENTED TO STOCKHOLDERS AT THE ANNUAL MEETING.

    Only stockholders of record at the close of business on March 27, 2000, will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The Annual Meeting may be adjourned from time to time without notice other than by announcement at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder, for any reason germane to the Annual Meeting, during ordinary business hours during the ten days prior to the Annual Meeting at the law offices of Paul, Weiss, Rifkind, Wharton and Garrison, LLP, 1285 Avenue of the Americas, New York, New York 10019. If you wish to view the list of stockholders, please contact the Corporate Secretary's office at 201-531-8000.

    We hope that you will be able to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting in person, please complete, sign, date and mail the enclosed proxy in the return envelope to assure that your shares are represented and voted at the Annual Meeting. If you do attend the Annual Meeting, you may revoke your proxy if you wish and vote your shares in person. Thank you for your cooperation and continued support.

                                               By Order of our Board of Directors.
                                               /s/ Arnold L. Wadler
                                               Arnold L. Wadler
                                               SECRETARY
East Rutherford, New Jersey
April 27, 2000

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD IN ORDER THAT A QUORUM MAY BE ASSURED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING IN PERSON. PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING RETURN ENVELOPE (TO WHICH NO POSTAGE NEED BE AFFIXED BY THE SENDER IF MAILED WITHIN THE UNITED STATES). IF YOU RECEIVE MORE THAN ONE PROXY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED. THE PROXY SHOULD BE SIGNED BY ALL REGISTERED HOLDERS EXACTLY AS THE STOCK IS REGISTERED.

                      METROMEDIA INTERNATIONAL GROUP, INC.
                            ------------------------

                             ONE MEADOWLANDS PLAZA
                         EAST RUTHERFORD, NJ 07073-2137
                            ------------------------

                                PROXY STATEMENT
                     FOR AN ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 17, 2000
                            ------------------------

    This proxy statement is being furnished to the holders of shares of common stock, par value $1.00 per share, of Metromedia International Group, Inc., a Delaware corporation, in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of our Stockholders to be held at 10:00 a.m. Eastern Daylight time, on Wednesday, May 17, 2000 on the Concourse Level, 1285 Avenue of the Americas, New York, New York 10019, and any adjournments of the Annual Meeting. This proxy statement and the accompanying proxy card, notice of Annual Meeting of Stockholders and the exhibits, if any, are first being mailed to our stockholders on or about April 27, 2000.

                    INFORMATION REGARDING THE ANNUAL MEETING

    PROPOSALS. At the Annual Meeting, our stockholders will be asked (i) to vote upon the election of three (3) members to our Board of Directors to serve a three-year term as Class II Directors (Proposal 1), (ii) to vote upon the ratification of the selection of KPMG LLP as our independent accountants for the year ending December 31, 2000 (Proposal 2), (iii) to consider and vote upon a proposal submitted by one of our stockholders, to amend our certificate of incorporation to allow our stockholders to take action by written consent and to call special meetings (Proposal 3), and (iv) to vote upon the transaction of such other matters as may properly come before the Annual Meeting.

    Our Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than the matters described in this proxy statement.

    RECORD DATE; QUORUM. Only holders of record of common stock as of the close of business on March 27, 2000, the record date, will be entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 94,024,298 shares of common stock outstanding and entitled to vote at the Annual Meeting, held by approximately 6,920 stockholders of record, with each share entitled to one vote. The presence, in person or by proxy, of a majority of the outstanding shares of common stock is necessary to constitute a quorum at the Annual Meeting. Except with respect to broker non-votes, the consequences of which are described below, shares of common stock represented by proxies marked "ABSTAIN" for any proposal presented at the Annual Meeting and shares of common stock held by persons in attendance at the Annual Meeting who abstain from voting on any such proposal will be counted for purposes of determining the presence of a quorum but will not be voted for or against such proposal. Because of the vote required (see below) to approve the proposals presented at the Annual Meeting, abstentions will have the effect of a vote against such proposal (other than the election of directors). Shares as to which a broker indicates it has no discretion to vote and which are not voted will be considered not present at such meeting for purposes of proposals presented at the Annual Meeting. With respect to the election of directors, abstentions and broker non-votes will be disregarded and will have no effect on the vote. Because of the vote required to approve the charter amendment, broker non-votes with respect to such proposal will have the effect of a vote against the charter amendment and because of the vote required to approve the other proposals at the Annual Meeting, broker non-votes will have no effect on the outcome of the vote on any of such other proposals.

    VOTE REQUIRED. The affirmative vote of the holders of a majority of shares of common stock present in person or represented by proxy at the Annual Meeting will be required to approve and adopt each of the matters identified in this proxy statement as being presented to holders of shares of common stock at the Annual Meeting (other than the charter amendment and the election of directors), each of which will be voted upon separately at the Annual Meeting. The affirmative vote of the holders of a majority of all of the issued and outstanding shares of common stock (whether or not represented in person or by proxy at the Annual Meeting) is required to approve the charter amendment. The affirmative vote of the holders of a plurality of shares of common stock present in person or represented by proxy at the Annual Meeting will be required to elect each of the Class II Directors to our Board of Directors.

    Stockholders who hold their shares through an intermediary must provide instructions on voting as requested by their banks or brokers. Votes cast by proxy or in person at the Annual Meeting will be tabulated by one or more inspectors of election appointed by our Board of Directors. These inspectors of election will also determine whether a quorum is present for the transaction of business.

    PROXIES. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by proxy with regard to the election of directors, our stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. With regard to other proposals, our stockholders may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or may abstain from voting on any or all proposals. Stockholders should specify their respective choices on the accompanying proxy card. If no specific instructions are given with regard to the matters to be voted upon, the shares of common stock represented by a signed proxy card will be voted "FOR" each of Proposals 1 and 2 and "AGAINST" Proposal 3 listed on the proxy card. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

    The presence, in person or by proxy, of a majority of the outstanding shares of common stock is necessary to constitute a quorum at the Annual Meeting. Each of the proposals set forth in this proxy statement will be voted upon separately at the Annual Meeting. The affirmative vote of the holders of a majority of all of the issued and outstanding shares of common stock (whether or not represented in person or by proxy at the Annual Meeting) is required to approve Proposal
No. 3. The affirmative vote of the holders of a plurality of shares of common stock present in person or represented by proxy at the Annual Meeting will be required to elect each of the Class II Directors to our Board of Directors pursuant to Proposal No. 1. The affirmative vote of the holders of a majority of shares of common stock present in person or represented by proxy at the Annual Meeting will be required to approve and adopt Proposal No. 2. For these reasons, it is important that all shares are represented at the Annual Meeting, either in person or by proxy.

    All proxy cards delivered pursuant to this solicitation are revocable at any time prior to the Annual Meeting at the option of the persons executing them by giving written notice to the Secretary, by delivering a later dated proxy card or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Metromedia International Group, Inc., One Meadowlands Plaza, East Rutherford, NJ 07073-2137, Attention: Arnold L. Wadler, Secretary.

    Proxies will initially be solicited by us by mail, but directors, officers and selected employees may solicit proxies from stockholders personally or by telephone, facsimile or other forms of communication. Such directors, officers and employees will not receive any additional compensation for such solicitation. We will also request brokerage houses, nominees, fiduciaries and other custodians to forward soliciting materials to beneficial owners, and we will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by us.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSALS NO. 1 AND NO. 2 AND "AGAINST" PROPOSAL NO. 3 TO BE PRESENTED TO STOCKHOLDERS AT THE ANNUAL MEETING.

    The common stock is listed on the American Stock Exchange ("AMEX") under the symbol "MMG." On March 27, 2000, the closing sale price for the common stock as reported by the AMEX was $7.125 per share.

    This proxy statement and the accompanying proxy card are being mailed to our stockholders on or about April 27, 2000.

    The date of this proxy statement is April 27, 2000.

    We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith file reports, proxy statements, and other information with the Securities and Exchange Commission. Such reports, proxy statements and other information may be inspected without charge at, and copies thereof may be obtained at prescribed rates from, the public reference facilities of the Securities and Exchange Commission's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Securities and Exchange Commission's regional offices, at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661, and 7 World Trade Center, Suite 1300, New York, New York 10048. The Securities and Exchange Commission maintains a web site that contains reports, proxy and information statements, and other information regarding registrants (such as Metromedia International Group, Inc.) that file electronically with the Securities and Exchange Commission. The address of such site is: HTTP://WWW.SEC.GOV. In addition, the common stock is traded on the AMEX, and copies of reports, proxy statements and other information can be inspected at the offices of the AMEX, 86 Trinity Place, New York, New York 10006.

                               SECURITY OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth, as of March 27, 2000, certain information regarding each person, including any "group" as that term is used in
Section 13(d)(3) of the Securities Exchange Act of 1934, known to own "beneficially" as such term is defined in Rule 13d-3 under the Exchange Act, more than 5% of our outstanding common stock. In accordance with the rules promulgated by the Securities and Exchange Commission, such ownership includes shares currently owned as well as shares which the named person has the right to acquire beneficial ownership of within 60 days, including shares which the named person has the right to acquire through the exercise of any option, warrant or right, or through the conversion of a security. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities.

                                                                                        PERCENTAGE OF
                                                               NUMBER OF SHARES OF       OUTSTANDING
                                                            COMMON STOCK BENEFICIALLY      COMMON
NAME AND ADDRESS OF BENEFICIAL OWNER                                OWNED (1)               STOCK
------------------------------------                        -------------------------   -------------
Metromedia Company........................................           7,989,206               8.5%
  One Meadowlands Plaza
  East Rutherford, NJ 07073
John W. Kluge.............................................        18,536,003(2)             19.4%
  810 Seventh Avenue
  New York, New York 10019
Stuart Subotnick..........................................        18,767,228(2)             19.6%
  810 Seventh Avenue
  New York, New York 10019
News PLD LLC..............................................         9,136,744(3)              9.7%
  1211 Avenue of the Americas
  New York, New York 10036
Snyder Capital Management, L.P............................         6,981,900(4)              7.4%
  350 California Street, Suite 1460
  San Francisco, California 94104-1436

------------------------

(1) Unless otherwise indicated by footnote, the named persons have sole voting and investment power with respect to the shares of common stock beneficially owned.

(2) Metromedia Company is a Delaware general partnership owned and controlled by John W. Kluge and Stuart Subotnick, each of whom is a director. The amount set forth in the table above includes 12,415,455 shares beneficially owned by Mr. Kluge and Mr. Subotnick beneficially through Metromedia Company (7,989,206 shares) and Met Telcell, Inc. ("Met Telcell") (4,426,249 shares), a corporation owned and controlled by Messrs. Kluge and Subotnick, and 5,270,548 shares of common stock owned directly by a trust affiliated with Mr. Kluge (which include 200,000 shares of 7.25% cumulative convertible preferred stock which shares are currently convertible into 666,000 shares of common stock), and 231,225 shares of common stock owned directly by Mr. Subotnick. Mr. Subotnick disclaims beneficial ownership of the shares owned by the trust. The amounts shown for Messrs. Kluge and Subotnick also include options to acquire 850,000 shares exercisable within 60 days of the date hereof owned by each of Messrs. Kluge and Subotnick.

(3) Pursuant to a report on Schedule 13D filed with the Securities and Exchange Commission on October 8, 1999 by (i) The News Corporation Limited, a South Australia, Australia corporation, with its principal executive office located at 2 Holt Street, Sydney, New South Wales 2010, Australia,
    (ii) News America Incorporated, a Delaware corporation, with its principal executive office located at 1211 Avenue of the Americas, New York, New York 10036, (iii) News PLD LLC, a Delaware limited liability company, with its principal executive office located at 1211 Avenue of the Americas, New York, New York 10036, and
    (iv) K. Rupert Murdoch, a United States citizen, with his business address at 10201 West Pico Boulevard, Los Angeles, CA 90035. News PLD LLC primarily holds, manages and otherwise deals with The News Corporation affiliates' investment in our company.

(4) Pursuant to a report on Schedule 13G/A filed with the Securities and Exchange Commission on February 15, 2000 by Snyder Capital Management, L.P.

    The foregoing information is based on a review, as of the record date, by us of statements filed with the Securities and Exchange Commission under Sections 13(d) and 13(g) of the Exchange Act. To our best knowledge, except as set forth above, no person owns beneficially more than 5% of our outstanding common stock.

SECURITIES BENEFICIALLY OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth the beneficial ownership of common stock as of March 27, 2000 with respect to (i) each director and director nominee,
(ii) each executive officer named in the Summary Compensation Table under "Executive Compensation" and (iii) all directors and executive officers as a group.

                                                                                     PERCENTAGE OF
                                                             NUMBER OF SHARES OF      OUTSTANDING
                                                                COMMON STOCK            COMMON
NAME OF BENEFICIAL OWNER                                   BENEFICIALLY OWNED (1)        STOCK
------------------------                                   -----------------------   -------------
John P. Imlay, Jr........................................      72,000(2)(3)(4)          *
Clark A. Johnson.........................................     252,500(3)(4)(5)          *
Silvia Kessel............................................        253,085(6)             *
John W. Kluge............................................     18,536,003(7)(8)         19.4  %
Vincent D. Sasso, Jr.....................................         60,000(9)             *
James R.S. Hatt..........................................        492,402(10)            *
Stuart Subotnick.........................................   18,767,228(7)(8)(11)       19.6  %
Arnold L. Wadler.........................................        265,415(6)             *
Leonard White............................................       32,000(4)(12)           *
I. Martin Pompadur.......................................             0                 *
All Directors and Executive Officers as a group (11
  persons)...............................................      21,044,630(13)          21.6  %

------------------------

* Holdings do not exceed one percent of the total outstanding shares of common stock.

(1) Unless otherwise indicated by footnote, the named individuals have sole voting and investment power with respect to the shares of common stock beneficially owned.

(2) Includes currently exercisable options to acquire 50,000 shares of common stock at an exercise price of $9.31 per share issued under the Metromedia International Group, Inc. 1996 Incentive Stock Plan. The 1996 Stock Plan was approved by our stockholders at our 1996 Annual Meeting of Stockholders.

(3) Includes currently exercisable options to acquire 20,000 shares of common stock at an exercise price of $9.31 per share under the 1996 Stock Plan.

(4) Includes currently exercisable options to acquire 2,000 shares of common stock at an exercise price of $11.875 per share under the 1996 Stock Plan.

(5) Includes currently exercisable options to acquire 10,000 shares of common stock at an exercise price of $9.31 per share under the 1996 Stock Plan.

(6) Includes currently exercisable options to acquire 250,000 shares of common stock at an exercise price of $9.31 per share under the 1996 Stock Plan.

(7) Represents 12,415,455 shares of common stock beneficially owned through Metromedia Company of which Mr. Kluge is a general partner (7,989,206 shares) and Met Telcell (4,426,249 shares), a corporation owned and controlled by Messrs. Kluge and Subotnick, and 5,270,548 shares of common stock owned directly by a trust affiliated with Mr. Kluge, which includes 200,000 shares of 7.25% cumulative convertible preferred stock, which shares are currently convertible into 666,000 shares of common stock.
    Mr. Subotnick disclaims beneficial ownership of the shares owned by the trust.

(8) Includes currently exercisable options to acquire 800,000 and 50,000 shares of common stock at an exercise price of $7.44 and $9.31 per share, respectively.

(9) Includes currently exercisable options to acquire 60,000 shares of common stock at an exercise price of $9.31 per share under the 1996 Stock Plan.

(10) Includes currently exercisable options to acquire 209,648 and 112,236 shares of our common stock at an exercise price of $4.72 and $6.30 per share, respectively, issued under the PLD Telekom, Inc. stock option plan and 100,000 shares of our common stock at an exercise price of $3.938 per share issued under the 1996 Stock Plan.

(11) Includes 12,415,455 shares beneficially owned through Metromedia Company and Met Telcell and 231,225 shares owned directly by Mr. Subotnick.

(12) Includes currently exercisable options to acquire 30,000 shares of common stock at an exercise price of $9.625 per share under the 1996 Stock Plan.

(13) Includes currently exercisable options to acquire 860,000; 1,600,000; 209,645; 112,236; 100,000; 6,000 and 30,000 shares of common stock at an exercise price of $9.31, $7.44, $4.72, $6.30, $3.938; $11.875 and $9.625 per
    share, respectively, and also includes 200,000 shares of common stock of 7.25% cumulative convertible preferred stock, which shares are currently convertible into 666,000 shares of common stock.

                             DIRECTORS AND OFFICERS

DIRECTORS

    The Board of Directors, which presently consists of nine members, is divided into three classes. The Class II Directors were elected for a term expiring at the Annual Meeting. The Class I Directors were elected for a term expiring at the Annual Meeting of Stockholders to be held in 2002, and the Class III Directors were elected for a term expiring at the Annual Meeting of Stockholders to be held in 2001. Members of each class hold office until their successors are elected and qualified. At each succeeding Annual Meeting of the Stockholders, the successors of the class of directors whose term expires at that meeting will be elected by a plurality vote of all votes cast at such meeting and will hold office for a three-year term. The Class I Directors, whose term expires at the Annual Meeting to be held in 2002, are John W. Kluge, Stuart Subotnick and John
P. Imlay, Jr. The Class II Directors, whose term expires at the Annual Meeting of Stockholders to be held in 2000, are James R.S. Hatt, I. Martin Pompadur and Leonard White. The Class III Directors, whose term expires at the Annual Meeting of Stockholders to be held in 2001, are Silvia Kessel, Arnold L. Wadler and Clark A. Johnson.

    On March 14, 2000, Gov. Carl Sanders, a member of our Board of Directors since 1967 (except for a one-year period from April 1970 to April 1971), resigned from our Board of Directors so that he can spend more time with his family and reduce the amount of business travel he is required to do throughout the year.

    For more information regarding each of our directors, including biographical information, see "PROPOSAL NO. 1 ELECTION OF DIRECTORS."

MEETINGS AND CERTAIN COMMITTEES OF THE BOARD

    The Board of Directors held five regular meetings during 1999. In addition, our Board of Directors (including the executive committee) took action by unanimous written consent two times in 1999. All directors attended at least 75% of the aggregate total number of meetings of our Board of Directors and all committees of our Board of Directors on which they served.

    The Board of Directors has delegated certain functions to the following standing committees:

    THE EXECUTIVE COMMITTEE. The executive committee is authorized to exercise, to the extent permitted by law, all of the powers of our Board of Directors in our management and affairs. The executive committee took action by unanimous written consent seven times in 1999. The current members of the executive committee are Messrs. Kluge and Subotnick.

    THE AUDIT COMMITTEE.  The audit committee is responsible for:

    - reviewing the professional services and independence of our independent auditors and the scope of the annual external audit recommended by the independent auditors,

    - ensuring that the scope of the annual external audit is sufficiently comprehensive,

    - reviewing, in consultation with our independent auditors and our finance and accounting departments, the plan and results of the annual external audit and the adequacy of our internal control systems; and

    - reviewing with management and our independent auditors our annual and quarterly financial statements, financial reporting practices and the results of such external audit. The audit committee met four times during 1999. The current members of the audit committee are Messrs. Imlay, Johnson and White.

    THE COMPENSATION COMMITTEE. The compensation committee's functions are to review, approve, recommend and report to our Board of Directors on matters specifically relating to the compensation of our executive officers and other key executives and to administer our stock option plans. The compensation committee held one meeting during 1999. In addition, the compensation committee took action by unanimous written consent one time during 1999. The current members of the compensation committee are Messrs. Imlay, Johnson and White.

    THE NOMINATING COMMITTEE. The nominating committee's principal function is to identify candidates and recommend to our Board of Directors nominees for membership on our Board of Directors. The nominating committee expects normally to be able to identify from its own resources the names of qualified nominees, but it will accept from stockholders recommendations of individuals to be considered as nominees, provided our stockholders follow procedures specified in our by-laws. These procedures provide that, in order to nominate an individual to our board of directors, one of our stockholders must provide timely notice of such nomination in writing to our corporate secretary and a written statement by the candidate of his or her willingness to serve. Such notice must include the information required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act, along with the name, record address, class and number of shares of common stock beneficially owned by the stockholder giving such notice. To be timely, notice must be received by us not less than 60 days nor more than 90 days prior to the first anniversary of the date of our Annual Meeting for the preceding year; PROVIDED, HOWEVER, that in the event the date of the Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, such notice must be received within 10 days following public disclosure by us of the date of the annual or special meeting at which directors are to be elected. For purposes of this notice requirement, disclosure will be deemed to be first made when disclosure of such date of the annual or special meeting of stockholders is first made in a press release reported by the Dow Jones News Service, Associated Press or other comparable national news service, or in a document which has been publicly filed by us with the Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act. Any such nominations should be submitted in writing to Metromedia International Group, Inc., One Meadowlands Plaza, East Rutherford, New Jersey 07073-2137, Attention: Arnold L. Wadler, Secretary. The nominating committee took action by unanimous written consent two times in 1999. The current members of the nominating committee are Messrs. Kluge and Wadler and Ms. Kessel.

COMPENSATION OF DIRECTORS

    During 1999, each of our directors who was not employed by us or affiliated with Metromedia Company received a $2,000 monthly retainer plus a separate attendance fee for each meeting of our Board of Directors or committee of our Board of Directors in which such director participated. During 1999, the attendance fees were $1,200 for each meeting of our Board of Directors attended by a non-employee director in person and $500 for each meeting of our Board of Directors in which a non-employee director participated by conference telephone call. Members of committees of our Board of Directors are paid $500 for each meeting attended.

    On January 12, 1998 Mr. White was granted options to purchase 50,000 shares of our common stock at an exercise price of $9.625 per share of which 10,000 shares vested as of the grant date and the remainder vest ratably over a four
(4) year period. On July 1, 1998 each non-employee director was granted options to purchase 5,000 shares of our common stock at an exercise price of $11.87 per share of which 1,000 shares vested as of the grant date and the remainder vest ratably over a four (4) year period.

EXECUTIVE OFFICERS

    Our executive officers and their respective ages and positions are as follows:

NAME                                          AGE                       POSITION
----                                        --------   ------------------------------------------
John W. Kluge.............................     85      Chairman
Stuart Subotnick..........................     58      Vice Chairman, President and Chief
                                                       Executive Officer
Silvia Kessel.............................     49      Executive Vice President, Chief Financial
                                                       Officer and Treasurer
Arnold L. Wadler..........................     56      Executive Vice President, General Counsel
                                                       and Secretary
Vincent D. Sasso, Jr......................     41      Vice President
James R.S. Hatt...........................     40      President and Chief Executive Officer--
                                                       Metromedia International
                                                       Telecommunications, Inc.

    The following is a biographical summary of the experience of our executive officers other than those who are also directors (for the backgrounds of each of our directors, including biographical information, see "Proposal
No. 1--Election of Directors" below).

    Mr. Sasso has served as our Vice President of Financial Reporting since
July 1996. Prior to that time, Mr. Sasso served in a number of positions at KPMG LLP from November 1984 to June 1996, including partner from July 1994 to
June 1996.

EXECUTIVE COMPENSATION

    Our Chief Executive Officer and our other most highly compensated executive officers, other than Mr. Hatt, are employed and paid by Metromedia Company, and Metromedia Company provides the services of such executive officers to Metromedia pursuant to a management agreement. See "Certain Relationships and Related Transactions". The Company has allocated a portion of such management fee to the payment of the salaries of its Chief Executive Officer and such other executive officers based upon the services provided to us by such officers on behalf of Metromedia Company. Mr. Hatt is compensated pursuant to his employment agreement with our wholly-owned subsidiary, PLD Telekom, Inc. See "Employment Agreements with Our Named Executive Officers".

                           SUMMARY COMPENSATION TABLE

    The following Summary Compensation Table sets forth information on compensation awarded to, earned by or paid to the Chief Executive Officer and our other most highly compensated executive officers for services rendered to us and our subsidiaries during the fiscal year ended December 31, 1999, 1998, and 1997. Messrs. Subotnick, Wadler, and Sasso and Ms. Kessel were employed and paid by Metromedia Company and amounts shown below with respect to each of them reflect the portion of the compensation paid by us to Metromedia Company in respect of such executive's services to us, pursuant to the management agreement. We estimate that Messrs. Subotnick, Wadler and Sasso and Ms. Kessel spent approximately 20, 20, 25 and 20 hours per week, respectively, working on matters for us. The compensation expensed by us and paid to Metromedia Company pursuant to the management agreement includes payment for salary only and does not include any payment relating to bonus or other compensation. No other amounts were paid by us to those executive officers during 1999.

                                                                                              LONG TERM
                                                                                            COMPENSATION
                                                                                            -------------
                                                                                               AWARDS
                                                          ANNUAL                              NUMBER OF
                                                       COMPENSATION            OTHER         SECURITIES     ALL OTHER
                                                   --------------------       ANNUAL         UNDERLYING     COMPENS.
NAME AND PRINCIPAL POSITION               YEAR     SALARY($)   BONUS($)   COMPENSATION($)   STOCK OPTIONS      ($)
---------------------------             --------   ---------   --------   ---------------   -------------   ---------
Stuart Subotnick......................    1999     $765,000    -- -- --             --                --    -- -- --
President and Chief Executive Officer     1998     $765,000                         --                --
                                          1997     $750,000                         --         1,050,000

Silvia Kessel.........................    1999     $400,000    -- -- --             --                --    -- -- --
Executive Vice President and Chief        1998     $382,500                         --                --
  Financial Officer and Treasurer         1997     $375,000                         --           250,000

Arnold L. Wadler......................    1999     $400,000    -- -- --             --                --    -- -- --
Executive Vice President, General         1998     $382,500                         --                --
  Counsel and Secretary                   1997     $375,000                         --           250,000

Vincent D. Sasso, Jr..................    1999     $165,000    -- -- --             --                --    -- -- --
Vice President of Financial Reporting     1998     $180,000                         --                --
  and Chief Accounting Officer            1997     $175,000                         --            75,000

James R.S. Hatt (1)...................    1999            *         *                *           500,000    -- -- --
President and Chief Executive Officer     1998           --     -- --               --           381,179
  Metromedia International                1997           --                         --                --
  Telecommunications, Inc.

------------------------

(1) Mr. Hatt was hired by Metromedia International Telecommunications, Inc. during 1999, following our merger with PLD Telekom, Inc. Annual compensation information for 1999 is omitted because aggregate annual compensation during such fiscal year was less than $100,000.

EMPLOYMENT AGREEMENTS OF NAMED EXECUTIVE OFFICERS

    Our wholly-owned subsidiary, PLD Telekom, Inc. is party to an employment agreement with James R.S. Hatt the terms of which are summarized below.

EMPLOYMENT AGREEMENT WITH JAMES R.S. HATT

    Our wholly owned subsidiary, PLD Telekom, Inc., and Mr. Hatt are parties to an employment agreement which provides that he will be employed as PLD's Chief Executive Officer. Under the terms of the employment agreement, Mr. Hatt is entitled to a base salary of $390,000 or such higher amount as the Compensation Committee of the Board of Directors may determine. In addition to his salary, an amount equal to twenty percent of his then current salary amount is payable annually in lieu of all pension and other benefits. The agreement may be terminated without cause by either party upon six months' prior written notice or for cause as specified; provided, that if Mr. Hatt gives notice of termination of employment, the company may, in its sole discretion, terminate employment immediately upon the payment of the lump sum of six months' gross salary. Mr. Hatt may also terminate his employment upon three months' prior written notice upon a "change of control" as defined in the agreement in which case Mr. Hatt is entitled to receive as a termination fee an amount equal to two times his then current annual salary.

    As a result of our merger with PLD Telekom, Inc., the Compensation Committee of our Board of Directors has authorized our wholly owned subsidiary Metromedia International Telecommunications, Inc. to enter into an employment agreement with Mr. Hatt which employment agreement will supersede the existing employment agreement described above. The Compensation Committee has approved an annual base salary of $425,000. We are in the process of finalizing the remaining terms of the employment agreement with Mr. Hatt.

                               OPTION/SAR GRANTS
                    DURING THE YEAR ENDED DECEMBER 31, 1999

    The following table sets forth individual grants of stock options by us pursuant to our 1996 Incentive Stock Plan or otherwise to the named executive officers during the fiscal year ended December 31, 1999.

                                      NUMBER OF          % OF TOTAL
                                     SECURITIES          GRANTED TO     EXERCISE                     GRANT
                                     UNDERLYING          EMPLOYEES       PRICE     EXPIRATION         DATE
NAME                             OPTIONS GRANTED (#)   IN FISCAL YEAR    ($/SH)       DATE      VALUATION ($)(1)
----                             -------------------   --------------   --------   ----------   ----------------
Stuart Subotnick...............       -0-                 -0-             -0-         -0-            -0-
Silvia Kessel..................       -0-                 -0-             -0-         -0-            -0-
Arnold L. Wadler...............       -0-                 -0-             -0-         -0-            -0-
Vincent D. Sasso, Jr...........       -0-                 -0-             -0-         -0-            -0-
James R.S. Hatt................        500,000               100%        $3.938      10/1/09       $1,310,000

------------------------

(1) The modified Black-Scholes method of option valuation has been used to determine grant date present value. The assumptions used in the Black-Scholes option valuation calculations are (i) an estimated future annual stock price volatility of 87%; (ii) an interest free rate of 6.4%;
    (iii) a future dividend yield of 0%; and (iv) an expected life of four years.

                  AGGREGATED OPTION AND SAR EXERCISES IN 1999
                   AND FISCAL YEAR-END OPTION AND SAR VALUES

    The following table sets forth information concerning the exercise of options or SARs by the named executive officers during 1999 and the number of unexercised options and SARs held by such officers at the end of 1999.

                          FISCAL YEAR END VALUE $4.75

                                                                         NUMBER OF              VALUE OF UNEXERCISED IN
                                              VALUE REALIZED       SECURITIES UNDERLYING                  THE
                                               (MARKET PRICE     UNEXERCISED OPTIONS/SARS         MONEY OPTIONS/SARS
                                  SHARES            AT             AT FISCAL YEAR END(#)         AT FISCAL YEAR END($)
                                ACQUIRED ON    EXERCISE LESS    ---------------------------   ---------------------------
NAME                             EXERCISE     EXERCISE PRICE)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                            -----------   ---------------   -----------   -------------   -----------   -------------
Stuart Subotnick..............    -0-            -0-               650,000        400,000        -0-            -0-
Silvia Kessel.................    -0-            -0-               250,000        -0-            -0-            -0-
Arnold L. Wadler..............    -0-            -0-               250,000        -0-            -0-            -0-
Vincent D. Sasso, Jr..........    -0-            -0-                45,000         30,000        -0-            -0-
James R.S. Hatt...............    -0-            -0-               421,884        459,295       $87,489        $324,800

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RELATIONSHIP WITH METROMEDIA COMPANY

    Metromedia Company and its affiliates are collectively our largest single stockholder, beneficially owning, as of March 27, 2000, approximately 19.6% of the issued and outstanding shares of common stock.

    We are party to a number of agreements and arrangements with Metromedia Company and its affiliates, the material terms of which are summarized below.

    MANAGEMENT AGREEMENT We are party to a management agreement with Metromedia Company dated November 1, 1995, as amended, pursuant to which Metromedia Company provides us with management services, including legal, insurance, payroll and financial accounting systems and cash management, tax and benefit plans. This management agreement terminates on October 31, 2000, and is automatically renewed for successive one year terms unless either party terminates upon 60 days prior written notice. Pursuant to an amendment dated January 1, 1999, the management fee under this management agreement was increased to $3.75 million per year, payable monthly at a rate of $312,500 per month. We are also obligated to reimburse Metromedia Company for all its out-of-pocket costs and expenses incurred and advances paid by Metromedia Company in connection with the management agreement. Pursuant to the management agreement, we have agreed to indemnify and hold Metromedia Company harmless from and against any and all damages, liabilities, losses, claims, actions, suits, proceedings, fees, costs or expenses (including reasonable attorneys' fees and other costs and expenses incident to any suit, proceeding or investigation of any kind) imposed on, incurred by or asserted against Metromedia Company in connection with the management agreement. In fiscal 1999, Metromedia Company received no money for its out-of-pocket costs and expenses or for interest on advances extended by it to us pursuant to the management agreement.

    TRADEMARK LICENSE AGREEMENT We are party to a license agreement with Metromedia Company, dated November 1, 1995 as amended on June 13, 1996, pursuant to which Metromedia Company has granted us a non-exclusive, non-transferable, non-assignable right and license, without the right to grant sublicenses, to use the trade name, trademark and corporate name "Metromedia" in the United States and, with respect to Metromedia International Telecommunications, Inc., worldwide, royalty-free for a term of 10 years. This license agreement can be terminated by Metromedia Company upon one month's prior written notice in the event of:

    - the expiration or termination of the management agreement;

    - a "change in control" (as defined below); or

    - any of the stock or all or substantially all of the assets of any of our subsidiaries is sold or transferred, in which case, our license agreement shall terminate with respect to such subsidiary.

A change in control is defined as:

    - a transaction in which a person or "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934) not in existence at the time of the execution of our license agreement becomes the beneficial owner of stock entitling such person or group to exercise 50% or more of the combined voting power of all classes of our stock;

    - a change in the composition of our Board of Directors whereby a majority of the members thereof are not directors serving on the board at the time of the license agreement or any person succeeding such director who was recommended or elected by such directors;

    - a reorganization, merger or consolidation whereby, following the consummation thereof, Metromedia Company would hold less than 10% of the combined voting power of all classes of our stock;

    - a sale or other disposition of all or substantially all of our assets; or

    - any transaction the result of which would be that the common stock would not be required to be registered under the Securities Exchange Act of 1934 and the holders of common stock would not receive common stock of the survivor of the transaction which is required to be registered under the Securities Exchange Act of 1934.

    In addition, Metromedia Company has reserved the right to terminate the license agreement in its entirety immediately upon written notice to us if, in Metromedia Company's sole judgment, our continued use of "Metromedia" as a trade name would jeopardize or be detrimental to the goodwill and reputation of Metromedia Company.

    Pursuant to the Metromedia license agreement, we have agreed to indemnify and hold Metromedia Company harmless against any and all losses, claims, suits, actions, proceedings, investigations, judgments, deficiencies, damages, settlements, liabilities and reasonable legal (and other expenses related thereto) arising in connection with the license agreement.

    We believe that the terms of each of the transactions described above were no less favorable to us than could have been obtained from non-affiliated parties.

INDEMNIFICATION AGREEMENTS

    We have entered into indemnification agreements with certain officers and directors. These indemnification agreements provide for indemnification of such directors and officers to the fullest extent authorized or permitted by law. They also provide for:

    - advancement by us of expenses incurred by the director or officer in defending certain litigation;

    - the appointment in certain circumstances of an independent legal counsel to determine whether the director or officer is entitled to indemnification; and

    - the continued maintenance by us of directors' and officers' liability insurance which currently consists of $15 million of primary coverage.

    The indemnification agreements were approved by our stockholders at its 1993 Annual Meeting of Stockholders.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of the outstanding common stock, to file with the Securities and Exchange Commission and the American Stock Exchange initial reports of beneficial ownership and reports of changes in beneficial ownership of the common stock. Such officers, directors and greater than 10% stockholders are required by the regulations of the Securities and Exchange Commission to furnish us with copies of all reports that they file under Section 16(a). To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with by such persons during the year ended December 31, 1999.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The compensation committee of our Board of Directors consists of Messrs. Imlay, Johnson and White. The compensation committee is comprised entirely of independent directors and is responsible for developing and making recommendations to the board with respect to our executive compensation policies.

COMPENSATION COMMITTEE REPORT ON COMPENSATION

    The following report of the compensation committee discusses our executive compensation policies generally and, specifically, the relationship of our performance in 1999 to the compensation of our executive officers:

        Messrs. Subotnick, Wadler, Sasso and Ms. Kessel are employed and paid by Metromedia Company, and Metromedia Company provides the services of those executive officers to us pursuant to the management agreement between us and Metromedia Company described above. For the year ended December 31, 1999, we paid Metromedia Company a management fee of $3.75 million pursuant to the management agreement. A portion of such management fee has been allocated by us to the payment of the salaries of those executive officers, as set forth in the Summary Compensation Table, based upon the services provided to us by such officers on behalf of Metromedia Company.

        Mr. Hatt's base compensation is set by the terms of his employment agreement to be entered into with Metromedia International Telecommunications, Inc. The terms of that base compensation were approved by the compensation committee. Pursuant to Mr. Hatt's employment agreement, in addition to his base compensation, the compensation committee may, in its discretion, approve a bonus payment to Mr. Hatt based on his performance during the previous calendar year.

        BACKGROUND. In general, the compensation committee seeks to link the compensation allocable to the services provided by Messrs. Subotnick, Wadler, Sasso and Ms. Kessel to our performance and to the management fee payable pursuant to the management agreement. In addition, the members of the compensation committee constitute all of the members of our Board of Directors who are not affiliated with Metromedia Company, and such members are therefore the directors whose approval is required to authorize the management fee under the management agreement. Within those parameters, the executive compensation program attempts to provide an overall level of executive compensation, as a component of the management fee, that is competitive with companies of comparable size, similar market and operating characteristics and similar prospects.

        During 1996, the compensation committee reviewed total officer compensation against a market comparison group of 12 companies in the communications industry (the "1996 Comparison Group") to assess the competitiveness of the compensation to our executive officers. During 1997, the compensation committee reviewed chief executive officer and chairman compensation against a market comparison group of 11 companies in the communications industry (the "1997 Comparison Group") to assess further the competitiveness of the compensation of our chief executive officer. The compensation committee currently periodically reviews competitive total compensation levels in determining increases from those initial compensation comparison studies. In such reviews, the compensation committee considers our executive compensation in view of our size, the number of operating units, and the role and responsibilities of our executive officers. In comparing the compensation of its executives with that of executives of companies of comparable size, similar market and operating characteristics and similar prospects, the compensation committee considers the competitiveness of the salary, bonus and other compensation paid to, and of the amounts of the management fee allocated to salaries of, those executive officers, assuming that such amounts were paid directly to such officers, and taking cognizance of the fact that certain officers performed duties for Metromedia Company in addition to their duties for us, and received additional compensation therefor. The compensation committee also considers the differences between our business and the businesses of those companies.

        The companies included in the NASDAQ Telecommunications Index for purposes of analyzing the performance of our common stock during 1999 (see "Performance Graph" below) are not identical to the 12 companies in the 1996 comparison group or the 11 companies in the 1997 comparison group. Nevertheless, we believe that the cross-section of companies included in the NASDAQ Telecommunications Index and the two comparison groups are sufficiently similar and provide a reasonable basis for the compensation committee to develop justified compensation policies and for an investor to evaluate the performance of our common stock.

        STOCK OPTIONS. In addition to the base compensation allocated to Messrs. Subotnick, Wadler, Sasso and Ms. Kessel and the salary paid to Mr. Hatt, our executive officer program consists of periodic grants of stock options. The compensation committee believes that the grant of stock options will motivate executives to create long-term growth in shareholder value. Pursuant to our 1996 Stock Option Plan, options are granted at the discretion of the compensation committee periodically. The number of option shares covered by such grants is determined based upon assessment of the individual's performance. The compensation committee considers the recommendation of and relies on information provided by our Chief Executive Officer in determining the number of option shares to be granted to the non-CEO executive officers. The compensation committee believes that the periodic grant of time-vested stock options provides an incentive that focuses the executives' attention on managing the business as owners of an equity stake in our company. It further motivates executives to maximize long-term growth and profitability because value is created in the options only as our stock price increases after the option is granted. On
    October 1, 1999 the compensation committee approved and the company granted to Mr. Hatt, stock options to purchase 500,000 shares of our common stock at an exercise price of $3.938 per share, which was the fair market value of such shares on the date of grant.

        CHIEF EXECUTIVE OFFICER COMPENSATION. The Summary Compensation Table sets forth amounts of the management fee paid by us during 1999 to Metromedia Company and attributable to the compensation of Stuart Subotnick, our President and Chief Executive Officer. The amount of the management fee allocable to Mr. Subotnick's base salary was established in December 1996 upon the resignation of our former Chief Executive Officer and was subsequently increased by the compensation committee. The amount of the management fee allocable to Mr. Subotnick's base salary during 1999 was determined by considering the compensation of chief executive officers in companies of comparable size, similar market and operating characteristics and similar prospects. The compensation committee believes such consideration is reasonable.

        COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M). One of the factors the compensation committee considers in connection with compensation matters is the anticipated tax treatment to us and to the executives of the compensation arrangements. The deductibility of certain types of compensation depends upon the timing of an executive's vesting in, or exercise of, previously granted rights. Moreover, interpretation of, and changes in, the tax laws and other factors beyond the compensation committee's control also affect the deductibility of compensation. Accordingly, the compensation committee will not necessarily limit executive compensation to that deductible under Section 162(m) of the Code. The compensation committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent consistent with its other compensation objectives.

    The foregoing report of the compensation committee shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such information by reference, and shall not otherwise be deemed filed under such Acts.

                                               Submitted by the Compensation
                                               Committee of our Board of
                                               Directors as of April 12, 2000

                                               John P. Imlay, Jr.
                                               Clark A. Johnson
                                               Leonard White

PERFORMANCE GRAPH

    As we view our wholly owned subsidiary Snapper, Inc., as a non-core asset which we manage solely in order to maximize shareholder value, we do not believe that it would be appropriate for us to compare our performance with that of companies operating in a line of business similar to Snapper's line of business. Rather, we believe that our performance should be compared to that of telecommunications companies because the telecommunications business constitutes the strategic focus of our business operations. As a result, the following graph sets forth our total stockholder return as compared to the Standard & Poor's 500 Index and the NASDAQ Telecommunications Stock Index for the five year period from January 1, 1994 through December 31, 1999. The total stockholder return assumes $100 invested at the beginning of the period in our common stock, the Standard & Poor's 500 Index and the NASDAQ Telecommunications Index and assumes reinvestment of dividends paid.

                   TOTAL SHAREHOLDER RETURN PERFORMANCE GRAPH
   METROMEDIA INTERNATIONAL, INC. VS. S&P 500 INDEX AND NASDAQ TELECOMM INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       DOLLARS
                                                       1994  1995  1996  1997  1998  1999
Metromedia International, Inc.                         $100  $153  $108  $104   $60   $52
S&P 500 Index                                          $100  $137  $168  $224  $287  $347
NASDAQ Telecomm Index                                  $100  $134  $140  $199  $325  $659
Assumes $100 investment on December 31, 1994, in
Metromedia International, Inc. stocks, in the S&P 500
Index, and in the NASDAQ Telecomm Index, and
assumes reinvestment of dividends paid.

    METROMEDIA INTERNATIONAL GROUP, INC. CUMULATIVE TOTAL SHAREHOLDER RETURN

                                                                1994       1995       1996       1997       1998       1999
                                                              --------   --------   --------   --------   --------   --------
Metromedia International Group, Inc.........................    $100       $153       $108       $104       $ 60       $ 52
S&P 500 Index...............................................    $100       $137       $168       $224       $287       $347
NASDAQ Telecomm Index.......................................    $100       $134       $140       $199       $325       $659

PROPOSAL NO. 1--ELECTION OF DIRECTORS

    The following table sets forth certain information with respect to the members of our Board of Directors, including the three incumbent Class II Directors (Messrs. Hatt, Pompadur and White) who have been nominated by our Board of Directors for re-election as Class II Directors at the Annual Meeting.

    The Board of Directors knows of no reason why any of its nominees will be unable or will refuse to accept election. If any nominee becomes unable or refuses to accept election, our Board of Directors will either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee.

    The affirmative vote of the holders of a plurality of shares of common stock presented in person or represented by proxy at the Annual Meeting will be required to elect each of the three Class II Directors to our board.

NAME, PRINCIPAL OCCUPATION FOR PAST                                      CLASS OF    DIRECTOR
FIVE YEARS AND CERTAIN DIRECTORSHIPS                            AGE      DIRECTORS    SINCE
------------------------------------                          --------   ---------   --------
John P. Imlay, Jr. .........................................     63        Class I     1993
Served from 1990 until December 1996 as Chairman of Dun &
  Bradstreet Software Services, Inc., an application
  software company located in Atlanta, Georgia. Mr. Imlay is the former Chairman of Management Science America, a
  mainframe applications software company. Management
  Science America was acquired by Dun & Bradstreet Software
  Services, Inc. in 1990. Mr. Imlay is also a Director of
  the Atlanta Falcons, a National Football League team, IMS
  Health, Inc., World Access, Inc. and The Gartner Group.
  Mr. Imlay is a Member of the Audit Committee and the
  Compensation Committee.

John W. Kluge...............................................     85        Class I     1995
Chairman of our Board of Directors since November 1, 1995.
  Mr. Kluge was Chairman of the Board and a Director of
  Orion Pictures Corporation from 1992 until July 1997. He
  is Chairman and President of Metromedia Company and its
  predecessor-in-interest, Metromedia Inc., for over five
  years. Mr. Kluge is a Director of Metromedia Fiber
  Network, Inc., Conair Corporation and Occidental Petroleum
  Corporation. Mr. Kluge is Chairman of the Executive
  Committee and a Member of the Nominating Committee.

Stuart Subotnick............................................     57        Class I     1995
President and Chief Executive Officer since December 4, 1996 and Vice Chairman of our Board of Directors since November
  1, 1995. Mr. Subotnick was Vice Chairman of the Board and
  a Director of Orion Pictures Corporation from 1992 until
  July 1997. He has been Executive Vice President of
  Metromedia Company and its predecessor-in-interest,
  Metromedia Inc., for over five years. Mr. Subotnick is a
  Director of Metromedia Fiber Network, Inc. and Carnival
  Cruise Lines, Inc., and Chairman of Big City Radio, Inc.
  Mr. Subotnick is a Member of the Executive Committee.

NAME, PRINCIPAL OCCUPATION FOR PAST                                      CLASS OF    DIRECTOR
FIVE YEARS AND CERTAIN DIRECTORSHIPS                            AGE      DIRECTORS    SINCE
------------------------------------                          --------   ---------   --------
James R.S. Hatt.............................................     40       Class II     1999
President and Chief Executive Officer of Metromedia
  International Telecommunications, Inc. since September
  1999 in connection with our acquisition of PLD Telekom
  Inc. Mr. Hatt has served as a Director of PLD Telekom Inc.
  since June 1994, Chief Executive Officer since January
  1995 and Chairman since June 1995. His career has been
  exclusively devoted to building telecommunications
  businesses in developed and emerging countries around the
  world. Mr. Hatt worked in a number of senior positions at
  Cable & Wireless plc, and was involved extensively in
  privatization's and new business development. From 1988 to
  January 1995, he was Group Manager for Business
  Development, Europe, where he was responsible for
  corporate development activities in Europe, the Middle
  East, India, the CIS, the Baltic States and Scandinavia.

I. Martin Pompadur..........................................     65       Class II     1999
Mr. Pompadur has served as a Director since September 1999
  and has been a Director of PLD Telekom Inc. since May
  1998. Mr. Pompadur has been Executive Vice President of
  News Corporation and President of News Corporation Eastern
  and Central Europe and a member of News Corporation's
  Executive Management Committee since June 1998. He was
  appointed Chairman of News Corp. Europe on January 11,
  2000. Mr. Pompadur is a Director of BskyB, Fox Kids
  Europe, Stream, StoryFirst Communications and Big Star
  Entertainment.

Leonard White...............................................     60       Class II     1995
President and Chief Executive Officer of Rigel Enterprises,
  Inc. a management and private investment firm, since July
  1997. Mr. White was President and Chief Executive Officer
  of Orion Pictures Corporation from March 1992 until July
  1997 and Metromedia Entertainment Group from 1995 until
  July 1997. He was Chairman of the Board and Chief
  Executive Officer of Orion Home Entertainment Corporation,
  a subsidiary of Orion ("OHEC"), from March 1991 until
  March 1992 and President and Chief Operating Officer of
  Orion Home Video division of OHEC from March 1987 until
  March 1991. Mr. White is a Director of Metromedia Fiber
  Network, Inc. and Big City Radio, Inc. Mr. White is
  Chairman of the Audit Committee and a Member of the
  Compensation Committee.

Clark A. Johnson............................................     68      Class III     1990
Mr. Johnson served as Chairman and Chief Executive Officer
  of Pier 1 Imports, Inc., a specialty retailer of
  decorative home furnishings, from August 1988 until his
  retirement in February 1999. Mr. Johnson is a Director of
  Albertson's, Inc., Anacomp, Inc., Heritage Media
  Corporation, InterTAN, Inc. and Pier 1 Imports, Inc. Mr.
  Johnson is a Member of the Compensation and Audit
  Committees.

NAME, PRINCIPAL OCCUPATION FOR PAST                                      CLASS OF    DIRECTOR
FIVE YEARS AND CERTAIN DIRECTORSHIPS                            AGE      DIRECTORS    SINCE
------------------------------------                          --------   ---------   --------
Silvia Kessel...............................................     49      Class III     1995
Executive Vice President, Chief Financial Officer and
  Treasurer since August 29, 1996 and, prior to that, Ms.
  Kessel served as Senior Vice President, Chief Financial
  Officer and Treasurer since November 1, 1995. She was
  Executive Vice President and Director of Orion Pictures
  Corporation from January 1993 until June 1997 and Senior
  Vice President of Orion from June 1991 to November 1992.
  Ms. Kessel has been Senior Vice President of Metromedia
  Company since January 1994, President of Kluge & Company
  for over five years and Managing Director from 1990 to
  1994. She is a Director and Executive Vice President of
  Metromedia Fiber Network, Inc. and Big City Radio, Inc.
  and a Director of Liquid Audio, Inc. Ms. Kessel is a
  Member of the Nominating Committee.

Arnold L. Wadler............................................     56      Class III     1995
Executive Vice President, General Counsel and Secretary
  since August 29, 1996 and Senior Vice President, General
  Counsel and Secretary since November 1, 1995. He is Senior
  Vice President, Secretary and General Counsel of
  Metromedia Company and its predecessor-in-interest,
  Metromedia, Inc., for over five years. Mr. Wadler is a
  Director, Executive Vice President, General Counsel and
  Secretary of Metromedia Fiber Network, Inc. and Big City
  Radio, Inc. He was a Director of Orion Pictures
  Corporation from 1992 until July 1997. Mr. Wadler is
  Chairman of the Nominating Committee.

                        PROPOSAL NO. 2--RATIFICATION OF
                    THE APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors has appointed the firm of KPMG LLP, independent auditors, to audit our and our subsidiaries consolidated financial statements for the year ending December 31, 2000 subject to ratification by our stockholders.

    A partner of KPMG LLP is expected to be present at the Annual Meeting and to be provided with an opportunity to make a statement if such partner desires to do so and to be available to respond to appropriate questions from stockholders.

    If our stockholders do not ratify the appointment of KPMG LLP as our independent auditors for the forthcoming year, such appointment will be reconsidered by the audit committee and our Board of Directors.

    The affirmative vote of the holders of a majority of shares of common stock present in person or represented by proxy at the Annual Meeting will be required to approve and adopt Proposal Number 2.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF MMG'S CONSOLIDATED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                     PROPOSAL NO. 3--THE CHARTER AMENDMENT

    Alan G. Hevesi, investment adviser and a trustee of the New York City Teachers' Retirement System ("NYCTRS"), c/o The City of New York, office of the Comptroller, 1 Centre Street, New York, New York 10007-2341, owner of 65,600 shares of common stock, has submitted the following proposal on behalf of NYCTRS.

    "BE IT RESOLVED, that the shareholders of Metromedia International Group request that the Board of Directors amend the certificate of incorporation to reinstate the rights of the shareholders to take action by written consent and to call special meetings".

    STATEMENT IN SUPPORT: "The rights of the shareholders to take action by written consent and to call special meetings should not be abridged. The Company's elimination of these rights, in our opinion, effectively removes important processes by which shareholders can act expeditiously to protect their investment interests.

    For example, the right of shareholders to act to remove incumbent directors for egregious conduct should not be limited to the Annual Meeting. Also, shareholders should not be prevented from giving timely consideration to a bidder's proposal to acquire control of the Company, or a dissident shareholder's slate of nominees for election to the Board of Directors, because such proposals are required to be presented only at the Annual Meeting."

    STATEMENT OF THE BOARD OF DIRECTORS: Presently, our restated certificate of incorporation and by-laws (i) require, among other things, that special meetings of stockholders for any purpose be called by either the Chairman or Vice Chairman of our Board of Directors and (ii) do not provide for stockholder action by written consent. If we amended the certificate of incorporation and by-laws as proposed, we would allow our stockholders to call special meetings and act without a meeting whenever, however frequently and for whatever reason such stockholders may desire. For the reasons stated below, our Board of Directors believes that the requested amendments to the certificate of incorporation and by-laws are not in our or our stockholders best interests.

    Applicable Delaware law does not grant stockholders of a corporation the absolute right to call a special meeting or act by written consent, and instead permits each individual corporation to determine in its certificate of incorporation and by-laws whether stockholders will have such rights. The Board of Directors believes that the Delaware legislature adopted this approach due to the significant financial and administrative burdens that a special meeting or stockholder action by consent can impose on a public corporation.

    Approximately 6,920 persons and entities are the record holders of our common stock, each of whom, if Proposal No. 3 is approved, would be entitled under the proposal to demand a special meeting or institute action by written consent. Each such stockholder would also be entitled to notice of, and to receive proxy materials relating to, any special meeting, thereby necessitating actual expenditures (legal, printing and postage) in addition to those associated with our Annual Meeting. In addition, the calling of a special meeting would necessitate the diversion of corporate officers and employees from their other duties in order to prepare for such a meeting. The Board of Directors believes that the interest of our stockholders would be better served utilizing these resources to improve its businesses. Similarly, our Board of Directors believes that permitting action to be taken by written consent would create confusion as multiple stockholders would be able to solicit written consents on various matters and would divert valuable corporate resources to this process.

    In light of the foregoing, our Board of Directors believes that the adoption of Proposal No. 3 could leave us exposed to numerous calls for special meetings and stockholder action by consent that may be of little or no benefit to stockholders and which are a significant burden on us. Stockholders, such as the proponent of Proposal No. 3, remain free to make proposals at our Annual Meeting. The Board of Directors believes that the Chairman and Vice Chairman of our Board of Directors are in the best position to determine if a special meeting is warranted.

    FOR THE REASONS STATED ABOVE, THE BOARD OF DIRECTORS BELIEVES THAT PROPOSAL NO. 3 IS NOT IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL N0. 3.

    APPROVAL BY THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK IS REQUIRED FOR APPROVAL OF PROPOSAL NO. 3.

                   ANNUAL REPORT; INCORPORATION BY REFERENCE

    The Company's Annual Report on Form 10-K for the year ended December 31, 1999 (which contains our audited consolidated financial statements) is being disseminated within this proxy statement. To the extent this proxy statement has been or will be specifically incorporated by reference into any filing by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the proxy statement entitled "Compensation Committee Report on Compensation" and "Performance Graph" shall not be deemed to be so incorporated unless specifically otherwise provided in any such filing.

                 STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

    Any stockholder who wishes to present a proposal at the 2001 Annual Meeting of Stockholders, and who wishes to have such proposal included in our proxy statement for that meeting, must deliver a copy of such proposal to Metromedia International Group, Inc. at One Meadowlands Plaza, East Rutherford, New Jersey 07073, Attention: Corporate Secretary, no later than December 18, 2000; provided, however, that if the 2001 Annual Meeting of Stockholders is held on a date more than 30 days before or after the corresponding date of the 2000 Annual Meeting, any stockholder who wishes to have a proposal included in our proxy statement for that meeting must deliver a copy of the proposal to us a reasonable time before the proxy solicitation is made. We reserve the right to decline to include in our proxy statement any stockholder's proposal which does not comply with the rules of the Securities and Exchange Commission for inclusion therein.

                                 OTHER BUSINESS

    The Board of Directors does not intend to bring any other business before the meeting and it is not aware that anyone else intends to do so. If any other business comes before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote as proxies in accordance with their best judgment.

    PLEASE EXERCISE YOUR RIGHT TO VOTE BY PROMPTLY COMPLETING, SIGNING AND RETURNING THE ENCLOSED PROXY FORM. You may later revoke the proxy and, if you are able to attend the meeting, you may vote your shares in person.

                                          By Order of our Board of Directors,

                                          /s/ Arnold L. Wadler

                                          Arnold L. Wadler
                                          SENIOR VICE PRESIDENT,
                                          GENERAL COUNSEL AND SECRETARY

April 27, 2000

VOTING FORM
                      METROMEDIA INTERNATIONAL GROUP, INC.

            ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY 07073 SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 17, 2000

     The undersigned hereby appoints Jonathan P. Gilmore, Silvia Kessel and Vincent D. Sasso, Jr., or any of them, each with full power of substitution, as proxies or proxy of the undersigned and hereby authorizes them to represent and vote as designated below all shares of Common Stock, par value $1.00 per share, of Metromedia International Group, Inc. (the "Corporation") held of record by the undersigned at the close of business on March 27, 2000 at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m. on May 17, 2000 at 1285 Avenue of the Americas, New York, New York 10019, or any adjournment or postponement thereof, and, in their discretion, upon all matters incident to the conduct of the Annual Meeting and such other matters as may properly be brought before the Annual Meeting.

     This signed Voting Form revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement relating to the Annual Meeting.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2 AND A VOTE
                             "AGAINST" PROPOSAL 3.

                   (Please date and sign on the reverse side)

                            ^ FOLD AND DETACH HERE ^

                                                                                                              Please mark   /X/
                                                                                                              your vote as
                                                                                                              indicated in
                                                                                                              this example

------------------------------------------------------------------------------------------------------------------------------------
           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSALS SET FORTH BELOW UNDER ITEMS 1-2.
------------------------------------------------------------------------------------------------------------------------------------

PROPOSAL ONE. Election of Directors.                                                                           FOR  AGAINST  ABSTAIN
                                                                    2. PROPOSAL TWO.  Ratification of the      / /    / /      / /
                                                                       selection of KPMG LLP as the
FOR all nominees    WITHHOLD                                           Corporation's independent auditors for
 listed (except     AUTHORITY     Nominees: James R. S. Hatt;          the fiscal year ending December 31,
  as otherwise   to vote for all            I. Martin Pompadur;        2000.
   specified).      nominees.               Leonard White                                                        (check one box)
                                                                    ----------------------------------------------------------------
      / /              / /        (For, except vote withheld from    THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE FOLLOWING
                                  the following nominees):                                     PROPOSAL
                                                                    ----------------------------------------------------------------
       (check one box)
                                                                                                               FOR  AGAINST  ABSTAIN
                                  -------------------------------   3. PROPOSAL THREE. Approval and adoption   / /    / /      / /
                                                                       of an amendment to the Corporation's
                                                                       certificate of incorporation to
                                                                       permit Stockholders to take action by
                                                                       written consent and to call special
                                                                       meetings.
                                                                                                                 (check one box)

                                                                              WHEN PROPERLY EXECUTED, THIS VOTING FORM WILL BE VOTED
                                                                              AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS VOTING
                                                                              FORM WILL BE VOTED "FOR" PROPOSALS ONE AND TWO AND
                                                                              "AGAINST" PROPOSAL THREE. PLEASE SIGN EXACTLY AS NAME
                                                                              APPEARS BELOW.

                                                                              Dated: _________________________________________, 2000


                                                                              ------------------------------------------------------
                                                                                                    Signature

                                                                              ------------------------------------------------------
                                                                                            Signature if held jointly


                                                                              Please sign exactly as your name appears on this
                                                                              Voting Form. If shares are registered in more than
                                                                              one name, the signatures of all such persons are
                                                                              required. A corporation should sign in its full
                                                                              corporate name by a duly authorized officer,
                                                                              stating such officer's title. Trustees, guardians,
                                                                              executors and administrators should sign in their
                                                                              official capacity giving their full title as such.
                                                                              A partnership should sign in the partnership name
PLEASE COMPLETE, DATE, SIGN AND RETURN THIS VOTING FORM PROMPTLY, USING THE   by an authorized person, stating such person's
ENCLOSED ENVELOPE.                                                            title and relationship to the partnership.

                                                     ^ FOLD AND DETACH HERE ^
